EXHIBIT 99.1

Precision Therapeutics Inc. is Excited to Announce a Special Meeting of Stockholders and Commencement of Registered Exchange Offer

MINNEAPOLIS, Feb. 19, 2019 (GLOBE NEWSWIRE) -- Precision Therapeutics Inc. (NASDAQ: AIPT) (“Precision”) today announced the effectiveness of its Form S-4 registration statement, the establishment of the date of its special meeting of stockholders in connection with the proposed business combination of Precision and Helomics Holding Corporation (“Helomics” and such business combination of Precision and Helomics, the “Proposed Merger”), and information regarding its related registered Exchange Offer described below.

Stockholders Meeting. A special meeting of the stockholders of Precision will be held at 9:30 a.m. (local time) on March 22, 2019 at the offices of Precision’s counsel, Maslon LLP, at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, unless postponed or adjourned to a later date. At the special meeting, stockholders will be asked to consider and vote on, among other things, the adoption of the Amended and Restated Agreement and Plan of Merger, dated as of October 26, 2018, by and among Precision, Helomics and the other parties thereto. Stockholders of record of Precision as of the close of business on February 14, 2019 are entitled to vote their shares, either in person or by proxy, at the applicable special stockholder meeting.

Registration Statement on Form S-4. Precision also announced that, on February 13, 2019, the registration statement on Form S-4 filed by Precision with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Proposed Merger and the Exchange Offer became effective. The Form S-4 includes the proxy statement of Precision relating to the special meeting, which is also an information statement and prospectus for the Proposed Merger and the Exchange Offer. The Form S-4 is available for viewing on the SEC’s website at www.sec.gov under the name “Precision Therapeutics;” the proxy statement will be updated to reflect the Record Date, mailing date and meeting date described herein and will be mailed to its stockholders of record as of the close of business on the Record Date on or about February 25, 2019.

The Proposed Merger. As previously announced, Precision and Helomics signed a definitive merger agreement, which provides that, upon completion of the Proposed Merger, Precision will increase its equity stake in Helomics from 25% to 100%. The Proposed Merger will provide Precision with full access to Helomics’ suite of artificial intelligence (AI), precision diagnostic and integrated CRO capabilities, which improve patient care and advance the development of innovative clinical products and technologies for the treatment of cancers. Under the terms of the definitive merger agreement, upon completion of the Proposed Merger, all outstanding shares of Helomics stock not already held by Precision will be converted into the right to receive a proportionate share of 7.5 million shares of newly-issued Precision common stock. Further terms of the definitive merger agreement and the Proposed Merger are discussed below. The Proposed Merger is subject to approval by Precision stockholders and Helomics stockholders, as well as the satisfaction of other customary closing conditions. The closing of the Proposed Merger is expected to occur several business days after the date of the special meeting, with the closing date to depend on completion of the Exchange Offer and other conditions.

The Exchange Offer. In connection with the Proposed Merger, on February 13, 2019 sent the information statement to holders of certain promissory notes of Helomics that were issued to investors and accompanying warrants to purchase Helomics common stock making the following offer (the “Exchange Offer”): (i) the exchange of one share of Precision common stock for each $1.00 of principal and accrued but unpaid interest outstanding, calculated as of the effective time of the Proposed Merger, of the tendered promissory notes held by each holder as of the effective time of the Proposed Merger, and (ii) a warrant to purchase shares of Precision common stock, at an exercise price of $1.00 per share, for each Helomics warrant held by such holders, at a ratio of 0.6 Precision warrants for each 1.0 Helomics warrant. The Proposed Merger is conditioned on at least 75% of Helomics’ $7.6 million in outstanding promissory notes being exchanged for additional shares of Precision common stock at $1.00 per share. The Exchange Offer will terminate on March 13, 2019 unless extended by Precision, as described in the Form S-4 and the information statement.

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Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Precision and Helomics. In connection with the proposed transaction, Precision has filed a registration statement on Form S-4, containing an exchange offer prospectus, a proxy statement for the annual meeting of the stockholders of Precision, an information statement and other detailed information regarding the proposed merger and related matters (the “S-4”) with the SEC.

Each of Precision and Helomics plans to mail the proxy statement/prospectus/information statement contained in the Form S-4 to its stockholders at a future date. The Form S-4 and proxy statement/prospectus/information statement contains important information about Precision, Helomics, the merger and related matters. Investors and stockholders should read carefully the proxy statement/prospectus/information statement and the other documents filed with the SEC in connection with the merger before they make any decision with respect to the merger. A copy of the merger agreement with respect to the merger has been filed by Precision as an exhibit to its Form 8-K dated October 26, 2018.

The identity of people who, under SEC rules, may be considered “participants in the solicitation” of Helomics stockholders in connection with the proposed merger, and a description of their interests, is disclosed in the S-4 filing made by Precision.

This communication is not a substitute for the registration statement, definitive proxy statement/prospectus/information statement or any other documents that Precision has filed or may file with the SEC or that Precision or Helomics may send to their respective security holders in connection with the proposed transaction.

SECURITY HOLDERS OF HELOMICS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement/prospectus/information statement, the Form 8-K and all other documents filed with the SEC in connection with the merger will be made available to investors free of charge on Precision’s website at www.precisiontherapeutics.com. In addition, the proxy statement/prospectus, the Form 8-K and all other documents filed with the SEC in connection with the merger will be made available to investors free of charge by calling or writing to:

Bob Myers, Chief Financial Officer
Precision Therapeutics Inc
2915 Commers Drive, Suite 900
Eagan, MN 55121
Tel: 651-389-4806

In addition to the Form S-4, the proxy statement/prospectus/information statement and the other documents filed with the SEC in connection with the merger, Precision is obligated to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements and other information filed with the SEC at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

About Precision Therapeutics Inc.

Precision Therapeutics, Inc. (NASDAQ: AIPT) (“Precision”) operates in two business areas:  first, applying artificial intelligence (AI) to personalized medicine and drug discovery to provide personalized medicine solutions for patients and clinicians as well as clients in the pharmaceutical, diagnostic, and biotech industries, and second, production of the FDA-approved STREAMWAY® System for automated, direct-to-drain medical fluid disposal. Precision’s medicine business is committed to improving the effectiveness of cancer therapy using the power of artificial intelligence (AI) applied to rich data diseases databases. As of this press release, prior to the Proposed Merger, Precision owns 25% of Helomics. For additional information, please visit www.precisiontherapeutics.com.

About Helomics Holding Corporation

Helomics Holding Corporation (“Helomics”) is a precision medicine company and integrated clinical contract research organization whose mission is to improve patient care by partnering with pharmaceutical, diagnostic, and academic organizations to bring innovative clinical products and technologies to the marketplace. In addition to its proprietary precision diagnostics for oncology, Helomics offers boutique CRO services that leverage their patient-derived tumor models, coupled to a wide range of multi-omics assays (genomics, proteomics and biochemical), and a proprietary bioinformatics platform (D-CHIP) to provide a tailored solution to its client’s specific needs. Helomics is headquartered in Pittsburgh, Pennsylvania where Helomics maintains state-of-the-art, CLIA-certified, clinical and research laboratories. For more information, please visit www.helomics.com.

Forward-Looking Statements

Certain of the matters discussed in the press release contain forward-looking statements that involve material risks to and uncertainties in Precision’s business that may cause actual results to differ materially from those anticipated by the statements made herein. Such risks and uncertainties include (i) risks related to the Proposed Merger, including the fact that Precision and Helomics may not complete the Proposed Merger; the combined company will not be able to continue operating without additional financing; possible failure to realize anticipated benefits of the Proposed Merger; costs associated with the Proposed Merger may be higher than expected; the Proposed Merger may result in disruption of Precision’s and Helomics’ existing businesses, distraction of management and diversion of resources; delay in completion of the Proposed Merger may significantly reduce the expected benefits; and the market price of Precision’s common stock may decline as a result of the Proposed Merger; (ii) risks related to our partnerships with other companies, including the need to negotiate the definitive agreements; possible failure to realize anticipated benefits of these partnerships; and costs of providing funding to our partner companies, which may never be repaid or provide anticipated returns; and (iii) other risks and uncertainties relating to Precision that include, among other things, current negative operating cash flows and a need for additional funding to finance our operating plan; the terms of any further financing, which may be highly dilutive and may include onerous terms; unexpected costs and operating deficits, and lower than expected sales and revenues; sales cycles that can be longer than expected, resulting in delays in projected sales or failure to make such sales; uncertain willingness and ability of customers to adopt new technologies and other factors that may affect further market acceptance, if our product is not accepted by our potential customers, it is unlikely that we will ever become profitable; adverse economic conditions; adverse results of any legal proceedings; the volatility of our operating results and financial condition; inability to attract or retain qualified senior management personnel, including sales and marketing personnel; our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications necessary to develop products; Precision’s ability to implement its long range business plan for various applications of its technology; Precision’s ability to enter into agreements with any necessary marketing and/or distribution partners and with any strategic or joint venture partners; the impact of competition, the obtaining and maintenance of any necessary regulatory clearances applicable to applications of Precision’s technology; and management of growth and other risks and uncertainties that may be detailed from time to time in Precision’s reports filed with the SEC, which are available for review at www.sec.gov. This is not a solicitation to buy or sell securities and does not purport to be an analysis of Precision’s financial position. See Precision’s most recent Annual Report on Form 10-K, and subsequent reports and other filings at www.sec.gov.

Important Notice

This press release is for informational purposes only and is neither an offer to exchange nor a solicitation of an offer to exchange any securities. The offer to exchange will be made only pursuant to the Exchange Offer, the Letter of Transmittal and other materials that have been filed with the SEC and that are being mailed to holders of Helomics promissory notes and warrants that are eligible to be exchanged in the Exchange Offer. HOLDERS OF SECURITIES ELIGIBLE TO BE EXCHANGED IN THE EXCHANGE OFFER SHOULD READ CAREFULLY THOSE MATERIAL AND THE DOCUMENTS INCORPORATED THEREIN BY REFERENCE BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE EXCHANGE OFFER. Investors and security holders will be able to obtain copies of the Form S-4, including proxy statement/information statement/prospectus, and other documents filed with the SEC (when available) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Precision will be made available free of charge on Precision’s website at www.precisiontherapeutics.com.

Contacts:
Investor Relations
Bret Shapiro, Managing Partner
CORE IR
(516) 222-2560
brets@coreir.com